SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                           American Express Company
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               (Name of Registrant as Specified in its Charter)


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       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:

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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4) Proposed maximum aggregate value of transaction:

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      5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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                   UNIVERSAL SCRIPT FOR REGISTERED SHAREOWNER
                               TELEPHONE VOTING
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SPEECH 1:     Welcome.

              Please enter the control number located in the lower right hand corner of the form.

SPEECH 2:     To vote as the AMERICAN EXPRESS board recommends PRESS 1 now.

SPEECH 2A:    You voted as the board recommended. If this is correct, PRESS 1.
              If incorrect PRESS 0.

SPEECH 3:     To vote on each item separately PRESS 0 now.

SPEECH 4:     ITEM 1

              To vote
              FOR ALL nominees, PRESS 1.
              WITHHOLD for ALL NOMINEES PRESS 9.

              WITHHOLD for an INDIVIDUAL NOMINEE PRESS 0.

SPEECH 5:     Enter the two-digit number that appears next to the NOMINEE you do not wish to vote for.

SPEECH 5A:    PRESS 1 to WITHHOLD for another NOMINEE or PRESS 0 if you
              have completed voting for Directors.

SPEECH 6:     ITEM 2
              To vote
              FOR, PRESS 1

              AGAINST, PRESS  9
              ABSTAIN, PRESS  0

SPEECH 7:     ITEM 3
              To vote
              FOR, PRESS 1

              AGAINST, PRESS  9
              ABSTAIN, PRESS  0

SPEECH 7A:    You voted as follows:
              ITEM 1

              FOR ALL or WITHHOLD FOR ALL or for ALL EXCEPT #

              ITEM 2

              FOR, AGAINST, ABSTAIN - and so on.

              If this is correct, PRESS 1 now. If incorrect, PRESS 0.

CLOSING A:    Thank you for voting.

CLOSING B: ** Your vote has been canceled. Please try again, or mark, sign and return your proxy.

SPEECH 8: *** If you wish to access all future Annual Reports and Proxy
              Statements via the Internet and not receive them in the mail PRESS 1 now.

SPEECH 9:     Thank you for voting

** Closing B - if shareholder indicates their vote was incorrect.
*** Optional to save future production and postage costs, or to obtain attendance information.


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                         INTERNET VOTING INSTRUCTIONS
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[Page 1]
Welcome to the American Express 2001 Proxy Voting Site

Click here to continue to the secure voting site

                                      *****

[Page 2]
Enter your 11-digit control number located on the Proxy form.

CLICK HERE To Begin

                                     *****

[Page 3]
Your Internet vote authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.

Before you vote, if you would like to review the Annual Report and Proxy Statement - CLICK HERE

        YOUR INTERNET VOTE AUTHORIZES THE PROXIES TO VOTE YOUR SHARES
  IN THE SAME MANNER AS IF YOU MARKED, SIGNED, AND RETURNED YOUR PROXY CARD.

                 BEFORE YOU VOTE, IF YOU WOULD LIKE TO REVIEW
              THE ANNUAL REPORT AND PROXY STATEMENT - CLICK HERE

          Return by simply closing the newly opened browser window.


    PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING
                               ON APRIL 23, 2001

The undersigned hereby appoints Gary L. Crittenden, Stephen P. Norman and Louise M. Parent, or any of them, proxies or proxy, with full power of substitution, to vote all common shares of American Express Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 200 Vesey Street, 26th Floor, New York, New York, on April 23, 2001 at 10:00 A.M., local time, and at any adjournment(s) of the Meeting, as indicated on the reverse side of this proxy card with respect to the proposals set forth in the Proxy Statement, and in their discretion upon any matter that may properly come before the meeting or any adjournment(s) of the Meeting. The undersigned hereby revokes any proxies submitted previously.

The Board of Directors recommends a vote FOR Items 1 and 2 and AGAINST Item 3.

CLICK HERE To Vote As The Board Of Directors Recommends

CLICK HERE To Vote Individually On Each Item

                                     *****

[Page 4A]
                        I Vote As The Board Recommends

PLEASE RESPOND TO THE QUESTIONS BELOW, THEN SCROLL TO THE END OF THE PAGE TO REGISTER YOUR VOTE.

I consent to view all future Proxy Statements and Annual Reports online and do not wish to receive them in the mail.

Yes [ ]           No [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.

CLICK HERE To Register Your Vote.

                                     *****

[Page 4B]
            To Vote Separately On Each Item - Check The Boxes Below:

The Board recommends a vote FOR Items 1 and 2.

ITEM 1  Election of Directors

FOR ALL [ ] WITHHOLD ALL [ ] FOR ALL EXCEPT [ ]

[  ] 01 D.F. Akerson
[  ] 02 E.L. Artzt
[  ] 03 W.G. Bowen
[  ] 04 K.I. Chenault
[  ] 05 B. Sills Greenough
[  ] 06 F.R. Johnson
[  ] 07 V.E. Jordan, Jr.
[  ] 08 J. Leschly
[  ] 09 R.A. McGinn
[  ] 10 F.P. Popoff


ITEM 2  Proposal to ratify selection of Ernst & Young as Independent Auditors.

For [ ]           Against [ ]       Abstain [ ]

The Board recommends a vote AGAINST Item 3.

ITEM 3 Shareholder proposal relating to rotating the site of the Company's annual meeting.

For [ ]           Against [ ]       Abstain [ ]


[Page 4B, cont.]
PLEASE RESPOND TO THE QUESTION BELOW, THEN SCROLL TO THE END OF THE PAGE TO REGISTER YOUR VOTE.

I consent to view all future Proxy Statements and Annual Reports online; please do not mail paper copies to me.

Yes [ ]           No [ ]

Comments (150 Characters)

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In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.

CLICK HERE To Register Your Vote.

                                     *****

[Page 5]
THANK YOU FOR VOTING ELECTRONICALLY

Voting Summary

Your Control Number: xxxxxxxxxxx

Item 1:  Directors: You Voted: For All

         -OR-

         Directors: You Voted: For All Except: [name of director(s)]

         -OR-

         Directors: You Voted: Withhold All

Item 2:  You Voted: For/Against/Abstain

Item 3:  You Voted: For/Against/Abstain


Electronic Access: I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. -OR-
Electronic Access: I do not consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me.


Comments:

THANK YOU FOR VOTING

                                     *****

If any of the above information is incorrect, return to the proxy ballot form by using the BACK feature of your browser program.

To change your address  CLICK HERE

To vote another Proxy - CLICK HERE

If the above information is correct, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD. Please exit your browser program as you normally do.
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               MEMORANDUM TO U.S. EMPLOYEES OF AMERICAN EXPRESS
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M E M O R A N D U M


Subject:          ELECTRONIC VOTING OF AXP SHARES

Date:             March 21, 2001

To:               Incentive Savings Plan (ISP) Participants

From:             Stephen P. Norman, Secretary, American Express Company

     In connection with voting shares held in the American Express Stock Fund of your ISP account, employees with Internet access can view easy-to-navigate web-based versions of the Company's 2000 Annual Report and 2001 Proxy Statement. To access these documents directly, simply double-click the icon below, and choose "launch." (You may be prompted for your Internet proxy password.) At the site, select "View in HTML" to access the documents instantly. If you wish to download them for off-line reading or printing, select "Download PDF File." (Please note: The PDF files are quite large and may take a few minutes to download.)

               [graphic omitted- HYPERLINK TO 2000 ANNUAL REPORT
                           AND 2001 PROXY STATEMENT]

     You will receive a proxy card in the mail that lists the number of American Express shares held in your ISP account. If you would like to vote your shares online, you can do so by double-clicking the icon below, choosing "launch," and entering the 11-digit control number that appears in the box at the bottom of your proxy card.

                 [graphic omitted-HYPERLINK TO ONLINE VOTING]

     Employees who do not have Internet access can find the documents (in PDF Adobe(R) Acrobat(R) format only) on the AXP Bulletin Board in Lotus Notes, under the section Secretary's Office\Annual Meeting of Shareholders. The following links lead directly to the Lotus Notes postings:

               [graphic omitted-HYPERLINK TO LOTUS NOTES POSTING
                    OF 2000 ANNUAL REPORT TO SHAREHOLDERS]

               [graphic omitted-HYPERLINK TO LOTUS NOTES POSTING
                           OF 2001 PROXY STATEMENT]

     I hope you find the online viewing of the Annual Report and Proxy Statement to be convenient and reader-friendly.

     Employees who would like to receive a printed copy of the Annual Report and Proxy Statement can send a request via e-mail to Michael Kuchs in the Secretary's Office. Please be sure to provide your interoffice mail code and office address in your message.